UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: July 8, 1999
                        (Date of earliest event reported)


                          Commission File No. 000-21375


                        ONTRACK DATA INTERNATIONAL, INC.
           (Exact name of business issuer as specified in its charter)



                MINNESOTA                                41-1521650
     (State or other jurisdiction of        (I.R.S. Employer Identification No.)
     incorporation or organization)

     6321 BURY DRIVE, SUITES 13-21,                        55346
        EDEN PRAIRIE, MINNESOTA                          (Zip Code)
(Address of principal executive office)

            www.ontrack.com                           (612) 937-1107
             (Web address)                      (Issuer's telephone number)


Item 5.   Other Events

On July 19, 1999 Ontrack Data International, Inc. announced it had completed its acquisition of Mijenix Corporation. Further details of this action are contained in the press releases of Ontrack Data International, Inc. dated July 8, 1999 and July 19, 1999 attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 7.   Financial Statements and Exhibits

         (C)      Exhibits.

         99.1     Press release dated July 8, 1999
         99.2     Press release dated July 19, 1999



                                   Signatures


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ONTRACK DATA INTERNATIONAL, INC.


                                       By /s/ Michael W. Rogers
                                          -------------------------------------
                                          Michael W. Rogers
                                          Chairman and Chief Executive Officer

July 26, 1999